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                                                                     EXHIBIT 4.4


                                 ShareWave, Inc.

                       1996 FLEXIBLE STOCK INCENTIVE PLAN


         1. Establishment, Purpose, and Definitions.

                  (a) There is hereby adopted the 1996 Flexible Stock Incentive Plan (the "Plan") of ShareWave, Inc., a Delaware corporation (the "COMPANY").

                  (b) The purpose of the Plan is to provide a means whereby eligible individuals (as defined in Section 4, below) can acquire Common Stock of the Company (the "Stock"). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates (as defined below) an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates (as defined below) an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "nonqualified stock options"). The Plan also provides for the sale or bonus of Stock to eligible individuals in connection with the performance of services for the Company or its Affiliates (as defined below).

                  (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections 424(e) and (f) of the Code (but substituting the "Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

         2. Administration of the Plan.

                  (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). References in this Plan to the "Committee" shall mean the Board if the Board has not delegated responsibility to a separate committee. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee.

                  (b) In the event that the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), grants of awards under the Plan to directors or employees who are also officers or directors of the Company shall be granted and approved in such a manner as to permit such grants and related



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transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"). The limitations set forth in this Section 2(b) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3.

                  (c) The Committee shall determine which eligible individuals (as defined in Section 4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

                  (d) The Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the participant's rights under an outstanding option shall not be made without the participant's written consent. The Committee may, with the participant's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

                  (e) The Committee shall also determine which eligible individuals (as defined in Section 4, below) shall be issued Stock under the Plan, the timing of such grants, the terms thereof (including any restrictions), and the number of shares to be granted. The Stock shall be issued for such consideration (if any) as the Committee deems appropriate. Stock issued subject to restrictions shall be evidenced by a written agreement (the "Restricted Stock Purchase Agreement" or "Restricted Stock Bonus Agreement"). The Committee may amend any Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement, but any amendment which would adversely affect the stockholder's rights to the Stock shall not be made without his or her written consent.

                  (f) The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.

                  (g) Without limitation of the foregoing, the Committee shall have the right, with the participant's consent, to accelerate the exercise date of any options issued pursuant to the Plan or terminate the restrictions applicable to any stock issued pursuant to the Plan.

         3. Stock Subject to the Plan.

                  (a) An aggregate of not more than 582,500 shares of Stock shall be available for the grant of stock options or the issuance of Stock under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. Any Stock which is



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retained by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such option exercise shall be treated as issued to the participant and will thereafter not be available under the Plan.

                  (b) If there is any change in the Stock subject to the Plan, a Stock Option Agreement, a Restricted Stock Purchase Agreement, or a Restricted Stock Bonus Agreement through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend, or other change in the capital structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, including adjustments to the aggregate number, kind and price per share of shares subject to the Plan, a Stock Option Agreement, a Restricted Stock Purchase Agreement or a Restricted Stock Bonus Agreement.

         4. Eligible Individuals. Individuals who shall be eligible to have granted to them the options, or Stock provided for by the Plan shall be such employees, officers, directors, independent contractors and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

         5. The Option Price. The exercise price of the Stock covered by each incentive stock option shall be not less than the per share fair market value of such Stock on the date the option is granted. The exercise price of the Stock covered by each nonqualified stock option shall be as determined by the Committee and shall be not less than 85% of the per share fair market value of such Stock on the date the option is granted. Notwithstanding the foregoing, in the case of an stock option granted to a person possessing more than 10% of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than 110% of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in Section 3(b), above.

         6. Terms and Conditions of Options.

                  (a) Each option granted pursuant to the Plan will be evidenced by a written stock option agreement (the "Stock Option Agreement") executed by the Company and the person to whom such option is granted.

                  (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock option shall not be for more than 10 years and that, in the case of an incentive stock option granted to a person possessing more than 10% of the combined voting power of the Company or an Affiliate, the term shall be for no more than five years.

                  (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar



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year (under this Plan and any other plans of the Company or its Affiliates)
shall not exceed $100,000.

                  (d) The Stock Option Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee. If an option, or any part thereof is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it. Notwithstanding the foregoing, no option granted under the Plan may vest at less than the rate required by California Department of Corporations rules as in effect on the date of grant.

         7. Terms and Conditions of Stock Purchases and Bonuses.

                  (a) Each sale or grant of stock pursuant to the Plan will be evidenced by a written Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement executed by the Company and the person to whom such stock is sold or granted.

                  (b) The Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions. Notwithstanding the foregoing, no restricted stock purchase or restricted stock bonus granted under the Plan may vest at less than the rate required by the California Department of Corporations rules as in effect on the date of grant.

                  (c) The purchase price of Stock sold hereunder pursuant to a Restricted Stock Purchase Agreement shall be the price determined by the Committee on the date the right to purchase Stock is granted; provided, however that (i) such price shall not be less than 85% of the per share fair market value of such Stock on the date the right to purchase Stock is granted and (ii) in the case of any person possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, such price shall be not less than 100% of the per share fair market value of such Stock at the time the right to purchase Stock is granted, or at the time the purchase is consummated.

         8. Use of Proceeds. Cash proceeds realized from the sale of Stock under the Plan shall constitute general funds of the Company.

         9. Amendment, Suspension, or Termination of the Plan.

                  (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the Company's stockholders, and provided further that, except as provided in Section 3(b), above, the Board shall in no event amend the Plan in the following respects without the consent of stockholders then sufficient to approve the Plan in the first instance:



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                           (i) To increase the maximum number of shares subject
         to incentive stock options issued under the Plan; or

                           (ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

                  (b) No option may be granted nor any Stock issued under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate on January 13, 2007 unless previously terminated by the Board pursuant to this Section 9.

         10. Assignability. Each option granted pursuant to this Plan shall, during participant's lifetime, be exercisable only by participant, and neither the option nor any right hereunder shall be transferable by participant by operation of law or otherwise other than by will or the laws of descent and distribution. Stock subject to a Restricted Stock Purchase Agreement or a Restricted Stock Bonus Agreement shall be transferable only as provided in such Agreement.

         11. Payment Upon Exercise of Options.

                  (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash, certified check or wire transfer; provided, however, that the Committee, in its sole discretion, may permit a participant to pay the option price in whole or in part (i) with shares of Stock owned by the participant; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the participant's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Committee, in its sole discretion, may authorize the surrender by a participant of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Committee's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

                  (b) In the event that the exercise price is satisfied by the Committee retaining from the shares of Stock otherwise to be issued to participant shares of Stock having a value equal to the exercise price, the Committee may, in its sole discretion, issue participant an additional option, entitling participant to purchase additional Stock in an amount equal to the number of shares so retained.



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         12. Corporate Transactions.

                  (a) Definition. For purposes of this Section 12, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

                           (i) a merger or consolidation in which the Company is
not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's stockholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such surviving entity immediately after such transaction;

                           (ii) the sale, transfer or other disposition of all
or substantially all of the assets of the Company unless the Company's stockholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                           (iii) any merger in which the Company is the
surviving entity but in which the Company's stockholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the surviving entity (by virtue of their shares in the Company held immediately prior to such transaction) representing more than fifty percent (50%) of the total voting power of the surviving entity immediately after such transaction.

                  (b) Effect. In the event of any Corporate Transaction all outstanding unexercised options under the Plan to the extent they are not assumed by the successor corporation or its parent company shall terminate upon the effective date of the Corporate Transaction; provided, however, that if all outstanding unexercised options under the Plan are not assumed by the successor corporation or its parent company, all outstanding options shall vest in their entirety and become exercisable immediately prior to the specified effective date of the Corporate Transaction. For purposes of this Plan, options shall be deemed assumed in a Corporate Transaction if (i) the successor corporation or its parent company assumes the Company's obligations under the Plan and replaces outstanding options under the Plan with options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to this Plan; or (ii) the Company or its outstanding securities are acquired for cash consideration and the successor corporation or its parent company agrees to pay to each holder of outstanding options as such options would otherwise have become exercisable, the cash consideration per share for shares of the Company's Common Stock otherwise payable pursuant to such Corporate Transaction, less the exercise price per share of such options.



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         13. Withholding Taxes.

                  (a) No Stock shall be granted or sold under the Plan to any participant, until the participant has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and social security tax withholding obligations, including without limitation obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law, or the receipt of cash payments. Upon exercise of a stock option or lapsing or restriction on Stock issued under the Plan, the Company may satisfy its withholding obligations by withholding from the participant or requiring the participant to surrender shares of the Company's Stock sufficient to satisfy federal, state, and local income and social security tax withholding obligations.

                  (b) In the event that such withholding is satisfied by the Company or the participant's employer retaining from the shares of Stock otherwise to be issued to participant shares of Stock having a value equal to such withholding tax, the Committee may, in its sole discretion, issue participant an additional option, entitling participant to purchase additional Stock in an amount equal to the number of shares so retained.

         14. Restrictions on Transfer of Shares. The Stock acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the stockholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem advisable.

         15. Stockholder Approval. This Plan shall only become effective with regard to incentive stock options upon its approval by a majority of the stockholders within 12 months of the Board's adoption of the Plan. The Committee may grant incentive stock options under the Plan prior to such approval by the stockholders, but until stockholder approval of the Plan is obtained, no incentive stock option shall be exercisable. Any nonqualified stock option that is exercised before stockholder approval is obtained must be rescinded if stockholder approval is not obtained within 12 months before or after the Plan is adopted.

         16. Information to Plan Participants. The Company shall provide, at least annually, to each Plan participant, during any period for which said participant has one or more options or shares acquired pursuant to the Plan outstanding, copies of financial statements of the Company issued during said period.



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                                 ShareWave, Inc.

                        INCENTIVE STOCK OPTION AGREEMENT

         This Agreement is made as of [Grant Date] between ShareWave, Inc., a Delaware corporation (the "Company") and [Employee Name] ("Optionee").

                                    RECITALS:

         WHEREAS, the Company has adopted the 1996 Flexible Stock Incentive Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

         WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and in the interests of the Company and its stockholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the service of the Company (as defined in the Plan) and as an incentive for increased efforts during such service;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1. Option Grant. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of [Number Of Shares] shares of the Common Stock of the Company (the "Stock"). This option is intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and qualify as an incentive stock option.

         2. Option Price. The purchase price of the Stock subject to this option shall be [Price Per Share] per share, which price is not less than the per share fair market value of such Stock as of [Grant Date] (the "Grant Date") as determined by the Board of Directors of the Company or a committee designated by it (the "Committee"), or, if Optionee possesses more than ten percent of the combined voting power of the Company or any of its Affiliates, not less than 110 percent of the per share fair market value of the Stock as of the Grant Date as determined by the Committee. The term "Option Price" as used in this Agreement refers to the purchase price of the Stock subject to this option.

         3. Option Period. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of Section 4 and the vesting provisions of
Section 5. The Option Period shall commence on the Grant Date and except as provided in Section 4, shall terminate (the "Termination Date") ten years from the Grant Date; provided, however, that the Option Period for a person possessing more than ten percent of the combined voting power of the Company or an Affiliate shall terminate five years from the Grant Date.

         4. Limits on Option Period. The Option Period may end before the Termination Date, as follows:

                  (a) Termination of Employment. If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than disability (within the meaning of subsections (c) and (d)) or death during the Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under
Section 5 on the date of Optionee's cessation of employment.



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                  (b) Death. If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under
Section 5 on the date of Optionee's death.

                  (c) Disability. If Optionee's employment is terminated by reason of disability, the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under Section 5 on the date of Optionee's cessation of employment. OPTIONEE UNDERSTANDS THAT EXERCISE OF THE OPTION, IF OPTIONEE'S EMPLOYMENT IS TERMINATED BY REASON OF DISABILITY THAT IS NOT DEEMED TOTAL AND PERMANENT DISABILITY WITHIN THE MEANING OF SECTION 22(e)(3) OF THE CODE, MORE THAN 90 DAYS AFTER TERMINATION WILL RESULT IN THE DISQUALIFICATION OF THIS OPTION AS AN INCENTIVE STOCK OPTION FOR TAX PURPOSES.

                  (d) Leave of Absence. If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

         5. Vesting of Right to Exercise Options. Subject to other limitations contained in this Agreement, the Optionee shall have the right to exercise the option such that the options are fully exercisable four (4) years from [Vesting Date] as follows:

                  (i) As to 25% of the number of shares covered by this Agreement on [Quarterly Vesting Date];

                  (ii) As to 1/12th of the remaining number of shares covered by this Agreement quarterly, on the 1st day of each succeeding three month period thereafter until the option is fully exercisable.

     Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date. No partial exercise of this option may be for less than 5 percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares. Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time in any calendar year (under the Plan and any other incentive stock option plans of the Company or its Affiliates) shall not exceed $100,000.

         6. Method of Exercise. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

                  (a) Delivery of Written Notice and Option Price. By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash, a certified check, or wire transfer payable to the order of the Company in lawful money of the United States; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) shares of Stock valued on the date of exercise at fair market value; or (iv) if authorized for Optionee by the Committee, notes. The shares of




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Stock shall be valued in accordance with procedures established by the
Committee. Any note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a note is used, the Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate.

                  (b) Execution of Agreements. Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other stockholders of the Company are subject at the time of such exercise.

                  (c) Investment Representations. If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended (the "Securities Act"), and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act.

                  (d) Delivery of Certificates. As soon as practicable after receipt of the notice required in Section 6(a) and satisfaction of the conditions set forth in Sections 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 5175 Hillsdale Circle, El Dorado Hills, California 95762, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

         7. Corporate Transactions.

                  (a) Definition. For purposes of this Section 7, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's stockholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such surviving entity immediately after such transaction;

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's stockholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange




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for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                  (iii) any merger in which the Company is the surviving entity but in which the Company's stockholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the surviving entity (by virtue of their shares in the Company held immediately prior to such transaction) representing more than fifty percent (50%) of the total voting power of the surviving entity immediately after such transaction.

                  (b) Effect. In the event of any Corporate Transaction all outstanding unexercised options under this Agreement to the extent they are not assumed by the successor corporation or its parent company shall terminate upon the effective date of the Corporate Transaction; provided, however, that if all outstanding unexercised options under the Plan are not assumed by the successor corporation or its parent company, all outstanding options under this Agreement shall vest in their entirety and become exercisable immediately prior to the specified effective date of the Corporate Transaction. For purposes of this Agreement, options shall be deemed assumed in a Corporate Transaction if (i) the successor corporation or its parent company assumes the Company's obligations under the Plan and replaces outstanding options under the Plan with options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to the Plan; or (ii) the Company or its outstanding securities are acquired for cash consideration and the successor corporation or its parent company agrees to pay to each holder of outstanding options as such options would otherwise have become exercisable, the cash consideration per share for shares of the Company's Common Stock otherwise payable pursuant to such Corporate Transaction, less the exercise price per share of such options.

         8. Adjustments for Changes in Stock. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of the Company (except for a Corporate Transaction described in Section 7), the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this Section 8 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares then subject to this option.

         9. Limitations on Transfer of Option. This option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

         10. No Stockholder Rights. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         11. NO EFFECT ON TERMS OF EMPLOYMENT. SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE
WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

         12. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 5175 Hillsdale Circle, El Dorado Hills, California 95762, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, express or certified and deposited (postage or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         13. Lock-Up Agreement.

                  (a) Agreement. Optionee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Optionee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock until the end of such period. The Company and Optionee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 13.

                  (b) Permitted Transfers. Notwithstanding the foregoing,
Section 13(a) shall not prohibit Optionee from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock either during Optionee's lifetime or on death by will or intestacy to Optionee's immediate family or to a trust the beneficiaries of which are exclusively Optionee and/or a member or members of Optionee's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 13 hereof. For the purposes of this Section, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

                  (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 13(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of Section 13 may not be amended or waived except with the consent of the Lead Underwriter.

         14. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive.

         15. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this

Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         16. Early Dispositions.

                  (a) Loss of ISO Treatment. OPTIONEE UNDERSTANDS THAT ANY DISPOSITION OF ANY SHARES ACQUIRED BY EXERCISE OF THIS OPTION OCCURRING WITHIN TWO (2) YEARS FROM THE GRANT DATE OR WITHIN ONE (1) YEAR FROM THE DATE OPTIONEE PURCHASED SUCH SHARES BY EXERCISE OF THIS OPTION MAY HAVE ADVERSE TAX CONSEQUENCES. UNDER SUCH CIRCUMSTANCES, OPTIONEE IS ADVISED TO CONSULT A TAX ADVISOR.

                  (b) Notification Requirement. Optionee agrees, as partial consideration for the designation of this option as an incentive stock option under Section 422 of the Code, to notify the Company in writing within thirty
(30) days of any disposition of any shares acquired by exercise of this option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date Optionee purchased such shares by exercise of this option. If the Company is required to withhold an amount for the purpose of income and employment taxes as a result of an early disposition, Optionee acknowledges that it will be required to satisfy the amount of such withholding in a manner that the Company prescribes.

         17. Restrictive Legends. All certificates for shares of the Stock shall bear the following legends, in addition to any other legends required by applicable state securities law and securities commissioners:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR
         INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF,
         AND ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY, AS PROVIDED IN THE COMPANY'S BYLAWS, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

    "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO
         THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

         18. California Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

         19. Copy of Plan. Optionee hereby acknowledges receipt of a copy of the Plan.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.

ShareWave, Inc.                                OPTIONEE


By
  ----------------------------                 ---------------------------------
Its
   ---------------------------[Employee Name]
                              [Field Code]

                                               Address:
                                                        ------------------------

                                                        ------------------------

                                  ATTACHMENT A

                                CONSENT OF SPOUSE

         I, __________________, spouse of [Employee Name], have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of ShareWave, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated:
       --------------------------                 ------------------------------

                                 ShareWave, Inc.

                       NONQUALIFIED STOCK OPTION AGREEMENT

This Agreement is made as of ____________________, 1997 between ShareWave, Inc., a Delaware corporation (the "Company") and __________________________________
("Optionee").

                                    RECITALS:

         WHEREAS, the Company has adopted the 1996 Flexible Stock Incentive Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

         WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and in the interests of the Company and its s to grant the options provided for in this Agreement to Optionee as an inducement to remain in the service of the Company (as defined in the Plan) and as an incentive for increased efforts during such service;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1. Option Grant. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Common Stock of the Company (the "Stock"). This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") nor to qualify as an incentive stock option.

         2. Option Price. The purchase price of the Stock subject to this option shall be $__________ per share, which price is not less than eighty five percent of the per share fair market value of such Stock as of _____________ (the "Grant Date") as determined by the Board of Directors of the Company or a committee designated by it (the "Committee"), or, if Optionee possesses more than ten percent of the combined voting power of the Company or any of its Affiliates, not less than 110 percent of the per share fair market value of the Stock as of the Grant Date as determined by the Committee. The term "Option Price" as used in this Agreement refers to the purchase price of the Stock subject to this option.

         3. Option Period. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of Section 4 and the vesting provisions of
Section 5. The Option Period shall commence on the Grant Date and except as provided in Section 4, shall terminate (the "Termination Date") ten years from the Grant Date.

         4. Limits on Option Period. The Option Period may end before the Termination Date, as follows:

                  (a) Termination of Employment. If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than disability (within the meaning of subsection (c)) or death during the Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under Section 5 on the date of Optionee's cessation of employment.

                  (b) Death. If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under
Section 5 on the date of Optionee's death.

                  (c) Disability. If Optionee's employment is terminated by reason of disability, the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under Section 5 on the date of Optionee's cessation of employment.

                  (d) Leave of Absence. If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

                  5. Vesting of Right to Exercise Options. Subject to other limitations contained in this Agreement, the Optionee shall have the right to exercise the option such that the options are fully exercisable four (4) years from the __________________, as follows:

                  (i) As to 25% of the number of shares covered by this Agreement on ___________________________, (one year from _______________________
[DATE OF HIRE, GRANT DATE, OR OTHER EARLIER DATE]);

                  (ii) As to 1/12th of the remaining number of shares covered by this Agreement quarterly, on the ___ day of each succeeding three month period thereafter until the option is fully exercisable.

         Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date. No partial exercise of this option may be for less than 5 percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares. Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time in any calendar year (under the Plan and any other incentive stock option plans of the Company or its Affiliates) shall not exceed $100,000.

         6. Method of Exercise. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

                  (a) Delivery of Written Notice and Option Price. By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash, a certified check, or wire transfer payable to the order of the Company in lawful money of the United States; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) shares of Stock valued on the date of exercise at fair market value; or (iv) if authorized for Optionee by the Committee, notes. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a note is used, the Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate.

                  (b) Execution of Agreements. Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other s of the Company are subject at the time of such exercise.

                  (c) Investment Representations. If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended (the

"Securities Act"), and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act.

                  (d) Delivery of Certificates. As soon as practicable after receipt of the notice required in Section 6(a) and satisfaction of the conditions set forth in Sections 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 5175 Hillsdale Circle, El Dorado Hills, California 95762, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

         7. Corporate Transactions.

                  (a) Definition. For purposes of this Section 7, a "Corporate Transaction" shall include any of the following -approved transactions to which the Company is a party:

                           (i) a merger or consolidation in which the Company is
not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's s immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such surviving entity immediately after such transaction;

                           (ii) the sale, transfer or other disposition of all
or substantially all of the assets of the Company unless the Company's s immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                           (iii) any merger in which the Company is the
surviving entity but in which the Company's s immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the surviving entity (by virtue of their shares in the Company held immediately prior to such transaction) representing more than fifty percent (50%) of the total voting power of the surviving entity immediately after such transaction.

                  (b) Effect. In the event of any Corporate Transaction all outstanding unexercised options under this Agreement to the extent they are not assumed by the successor corporation or its parent company shall terminate upon the effective date of the Corporate Transaction; provided, however, that if all outstanding unexercised options under the Plan are not assumed by the successor corporation or its parent company, all outstanding options under this Agreement shall vest in their entirety and become exercisable immediately prior to the specified effective date of the Corporate Transaction. For purposes of this Agreement, options shall be deemed assumed in a Corporate Transaction if (i) the successor corporation or its parent company assumes the Company's obligations under the Plan and replaces outstanding options under the Plan with options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to the Plan; or (ii) the Company or its outstanding securities are acquired for cash consideration and the successor corporation or its parent company agrees to pay to each holder of outstanding options as such options would otherwise have become exercisable, the cash consideration per share for shares of the Company's Common Stock otherwise payable pursuant to such Corporate Transaction, less the exercise price per share of such options.

         8. Adjustments for Changes in Stock. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of the Company (except for a Corporate Transaction described in Section 7), the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this Section 8 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares then subject to this option.

         9. Limitations on Transfer of Option. This option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

         10. No Stockholder Rights. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         11. NO EFFECT ON TERMS OF EMPLOYMENT. SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

         12. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 5175 Hillsdale Drive, El Dorado Hills, California 95762, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, express or certified and deposited (postage or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         13. Lock-Up Agreement.

                  (a) Agreement. Optionee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Optionee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock until the end of such period. The Company and Optionee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 13.

                  (b) Permitted Transfers. Notwithstanding the foregoing,
Section 13(a) shall not prohibit Optionee from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock either during Optionee's lifetime or on death by will or intestacy to Optionee's immediate family or to a trust the beneficiaries of which are exclusively Optionee and/or a member or members of Optionee's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 13 hereof. For the purposes of this Section, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

                  (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 13(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of Section 13 may not be amended or waived except with the consent of the Lead Underwriter.

         14. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive.

         15. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         16. Restrictive Legends. All certificates for shares of the Stock shall bear the following legends, in addition to any other legends required by applicable state securities law and securities commissioners:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR
         INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF,
         AND ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY, AS PROVIDED IN THE COMPANY'S BYLAWS, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

         17. California Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

         18. Copy of Plan. Optionee hereby acknowledges receipt of a copy of the Plan.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.


ShareWave, Inc.                                   OPTIONEE

By
   -------------------------------                ------------------------------

Its
    ------------------------------


                                                  Address:
                                                           ---------------------

                                                           ---------------------

                                  ATTACHMENT A

                                CONSENT OF SPOUSE


I, ______________________, spouse of ___________________________, have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of ShareWave, Inc., set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:                                       By:
       --------------------------               -------------------------------